UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

John Lively
Practus, LLC
11300 Tomahawk Creek Pkwy
Suite 310
Leawood, KS 66211

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report  |  March 31, 2024

Table of Contents

Shareholder Letter	1
Manager Commentary	13
Disclosure of Fund Expenses	17
Schedule of Investments	19
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Additional Information	36

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Dear Partners:

For the six-month period ended March 31, 2024, The Cook & Bynum Fund (the “Fund”) rose 9.56% while the MSCI All Country World Index (“MSCI ACWI”) increased 20.14%.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As of the Prospectus dated January 29, 2024, the gross and net expense ratios of the Fund were 2.08% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2025. For additional information, please reference Note 4 in the Notes to Financial Statements.

Portfolio Update

Continued U.S. outperformance has widened the already large valuation gap between the U.S. and the rest of the world. This gap has been widening for the last fifteen years and has been a driver of U.S. outperformance. The Fund continues to find better opportunities internationally given the paucity of undervalued businesses in the U.S. Interestingly, 2023’s U.S. returns have been concentrated among its largest companies with the S&P 5001 Equal Weight Index up only 13.9% in 2023 compared to 26.3% for the S&P 500. This gap in underperformance of the equal weighted versus the actual S&P 500 (float-adjusted market capitalization weighted) is the largest since 1999. As a result, the S&P 500 is the most concentrated it has been in decades.

The Fund’s businesses performed well in 2023. Calculated in U.S. dollars, the portfolio’s revenue grew 15% and earnings grew 13%. All of our investments

_____________
[1]	The Standard and Poor’s 500 (S&P 500) is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

generate free cash flow2, and we believe that the management teams are allocating this cash flow at attractive double-digit rates of return. Six of our nine holdings are also repurchasing their own stocks at prices below our estimates of their respective intrinsic values, which as we have written in the past, can lead to excellent long-term results3. The three holdings that are not repurchasing shares are listed on exchanges that present major obstacles to buybacks. We remain optimistic about the Fund’s prospective returns from today’s prices. The Fund’s collection of businesses compares favorably to global indices, including having a lower price-to-earnings ratio (P/E)4 and faster growth with higher margins and less financial leverage. In the long run, investors earn their returns from these old-fashioned business fundamentals.

_____________
[2]	Free cash flow is the amount by which a business’ operating cash flow exceeds its working capital needs and expenditures on fixed assets.
[3]	https://www.cookandbynum.com/how-we-think/an-often-unexploited-advantage-of-a-controlling-shareholder/
[4]
Price-to-Earnings Ratio – the measure of the share price relative to the annual net income earned by a company, per share. Price-to-Sales Ratio – a company’s market capitalization divided by revenue. The compound annual growth rate (CAGR) is the annualized average rate of revenue growth between two given years, assuming growth takes place at an exponentially compounded rate. Operating Margin – a company’s EBIT (earnings before interest and taxes) divided by its revenues. Return on Equity – a company’s net income divided by shareholder equity. Net debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) – measures financial leverage and a company’s ability to pay off its debt.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Our investment in the market leading brewer in Peru detracted from returns in 2023. We recently attended the investor day of the multinational parent company and found it ironic that despite the numerous positive disclosures about this subsidiary (which is the group’s 6th largest market) only a few investors knew it was a public company. In all fairness, only about $200m worth of stock in this company floats freely, it only reports in Spanish, and no analyst covers the company. This kind of opportunity is not on the radar for a typical large money manager but is one that we are happy to take advantage of for the Fund’s investors. This company has a net cash balance sheet, one of the best market positions we have ever discovered, generates a 28% net income margin and 140% return on invested capital, and its market has low per capita beer consumption relative to its richer neighbors. The business should grow profitability for decades. Despite these excellent fundamentals, the company trades at a mere 14x trailing P/E. This is a large discount to the parent company, despite being one of its best markets.

Chile Visit

Earlier this year, we traveled to Chile primarily to spend time with our important investment in the country. This visit marks the tenth time we have been to Chile since 2009. We continue to visit because valuations remain low and attractive in what we believe is the best country in South America to do business. Despite achieving healthy revenue growth, paying dividends, and being an obvious acquisition target, our investment trades at a paltry forward P/E of 8x, and we believe it is the cheapest stock in the Fund’s portfolio. The controlling family and CEO both also see the valuation as attractive and have purchased almost $7m worth of shares in the open market since August. We are now the largest shareholder outside of the controlling family and recognize the importance of having a strong relationship with our business partners. We admire the company’s execution, vision, and capital allocation and are confident that they will continue to compound our capital and pay healthy dividends.

The remainder of our time in Chile was spent visiting manufacturing facilities; surveying formal retailers, shopping malls, and mom-and-pops; and meeting with other potential investments, past deal partners, family offices, and local investment funds. We left confident that Chile remains a neglected and misunderstood market and that we own a wonderful business.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Chilean equity markets have historically been a fruitful place for investors. From 1989 to 2010 the Chilean S&P IPSA5 index returned an impressive 19% annualized in U.S. dollars. Over the last thirteen years, however, the index has lost a cumulative 33%. In 2019, massive protests erupted in the streets of the capital, Santiago, and complicated Chile’s investment case. These protests set off a tumultuous few years which included the election of a self-proclaimed socialist as president and two attempted rewritings of the country’s business-friendly constitution. Given Chile’s track record of growth and wealth creation, many wealthy Chilean families had the majority of their net worths in Chile. However, as we learned from our contacts in the country, this new political uncertainty drove many of these families to sell Chilean assets and diversify their holdings abroad. This, in addition to multiple withdrawals from the country’s public pension system to support the country’s economy during the COVID-19 pandemic, created selling pressure and falling asset prices across Chilean markets. Foreign investors perceived that Chile was becoming uninvestable.

Different views of the impressive Costanera Center in Santiago, Chile.

Today, more than four years after the 2019 protests, we think the foundations of Chile’s historic success remain intact. The current administration, which vowed to shift the country away from its free market past, now has an approval rating of merely 30% and a disapproval rating of nearly 60%. Furthermore, in 2022 and 2023 voters emphatically rejected two new constitutions, ending the debate about replacing the current business-friendly
_____________
[5]	The S&P IPSA (Índice de Precios Selectivo de Acciones) is a stock market index tracking the performance of the largest and most liquid stocks listed on the Santiago Exchange.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

constitution. News flow out of Chile is increasingly positive, though usually only in Spanish (time and time again, a Latin American country sticking with capitalism does not make interesting headlines in the English-speaking press). The U.S. recently ratified a U.S. – Chile tax treaty which improves the tax treatment of our current investment’s dividends and should encourage foreign investment into the country. Additionally, the current Chilean government is becoming more practical as evidenced by a recently proposed bill to deregulate many aspects of the economy. We believe Chile remains as good a place as ever to do business in the world. Markets disagree with this assessment as equity valuations remain among the lowest in the world6. We are thrilled to own the business we own at such a low valuation.

Argentina Visit

While in South America, we also spent a few days in Buenos Aires, Argentina researching investment opportunities in a country that is undergoing rapid change. In November 2023, the Argentine people elected Javier Milei as president with the highest voting support of any candidate in the last 40 years. Milei won the election on a campaign promise to dollarize the economy, abolish the central bank, and move Argentina away from the Peronist policies that have held the country back for much of the last century. We have visited Argentina a few times over the history of the firm in search of opportunities but have always left feeling that prices did not compensate us for the country’s risks. About 1% of the Fund’s revenues today are derived from Argentina, but we have never made a direct investment in the country. The last president who promised economic reforms, Mauricio Macri in 2015, took the gradualist approach and left office after one term with low approval ratings and little accomplished. Milei, on the other hand, is performing shock therapy. Economic policy is complicated, but his promise to dollarize the
_____________
[6]
MSCI Emerging Markets, MSCI Latin America, and MSCI Chile are stock market indices tracking the performance of the stock markets of 24 emerging market countries, 5 emerging market countries in Latin America, and Chile, respectively.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

economy and his meme-worthy pronouncement of “no hay plata” (English – “there’s no money”) have clearly resonated with the people. Milei’s victory despite being a political outsider, his poor performance in the last presidential debate, and his flamboyant personality suggest the Argentine’s thirst for reform and willingness to suffer to achieve a balanced budget is stronger than ever. We left with the impression that lasting reforms and a potential normalization of the Argentine economy are more likely than they have been in decades. Argentina’s people and natural resources make it a country of great potential if unshackled from its collectivist and kleptocratic system. We are diligently underwriting several Argentine companies for attractive risk / reward profiles to see if any meet our criteria.

Our Approach to Industry Selection

Our objective as investors is to compound capital over long periods of time at the highest return possible while minimizing the chances of permanent losses of capital. We believe the best way to achieve this is to concentrate capital in companies when they are priced significantly below our estimate of intrinsic value. With the explosive growth of passively managed mutual funds and exchange-traded funds, the active management industry has increasingly sought to mimic this asset gathering by minimizing tracking error7. To minimize tracking error, one should first diversify across industries to match the industry weights of the index. Being underweight (or overweight) an industry increases the likelihood of periods of relative under (or over) performance. Our strategy stands in sharp contrast. We do not deploy capital in all sectors of the market. We pick individual businesses, but we would argue that understanding which industries to avoid can be important to generating attractive long-term returns. Our approach to industry selection is built on two principles: circle of competence and return on capital.
_____________
[7]	Tracking error is the difference between the return of a portfolio versus its benchmark.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Staying within one’s circle of competence is critical to avoiding permanent losses of capital and plays a significant role in our industry selection. Unknown risks arise unexpectedly when one ventures into industries outside of one’s competence. We study industries where we are likely able to develop differentiated expert knowledge about at least one company and the key drivers to the success of that company. We are less likely to be able to thoughtfully predict the key drivers of a company if it is in an industry with these characteristics:

Commodity Prices

Commodity prices are difficult to predict, and so are industries whose profits are heavily dependent on underlying commodity prices. Companies that sell a commodity obviously fit this category. For other companies, the price of a commodity is so important as an input that they can be equally difficult to predict.

Commoditized Products

Undifferentiated products are equivalent in the eyes of the consumer which can lead to fierce price competition. In a commoditized industry, it is hard to be smarter than your dumbest competitor. In contrast, differentiated products can lead to sustainable pricing power.

Regulation

Government regulators can, and often do, unpredictably change course. Predicting the government’s agenda, and possibly the corruption at work influencing it, is often a prerequisite to success.

Legal liability

Major lawsuits can permanently impair the value of a company, and rulings by a judge or jury can be unpredictable. Some industries by nature have more exposure to this risk.

Information Asymmetry

In some industries, insiders have superior access to valuable information and the means to express their superior knowledge in the market ahead of you.

Geopolitics

Geopolitical concerns often supersede the interests or capabilities of a single company. Mercantilism is alive and well, and competing in industries subsidized by governments is ominous for profitability.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Cyclicality

Macroeconomic cycles are difficult to predict, and so are industries whose profits depend on their positions in the cycle. Peak parts of the cycle can simulate high economic returns, but only temporarily.

Though we occasionally find diamonds in the rough in industries with these characteristics, we allocate most of our time to industries that are understandable and where we can develop an edge relative to other investors.

Return on capital is a measure of financial profitability comparing the profits of a business with the capital invested in it. A high return on capital is a sign of a good business. Not all industries are created equal. The economic characteristics of some industries lead to an attractive return on capital, while those of others do not. The graph below shows the return on capital dispersion among U.S. industries8. In pursuit of attractive long-term returns, we seek companies with high returns on capital and, often as a result, will happily concentrate our capital in industries where we find several of these companies. One example of such an industry is Coca-Cola bottlers in
_____________
[8]
This graph shows return on invested capital (ROIC), which is a term often used interchangeably with return on capital. ROIC is a company’s after-tax operating earnings divided by the sum of equity and debt capital less cash. The Russell 3000 is a stock market index tracking the stock performance of the 3,000 largest companies listed on stock exchanges in the United States.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

emerging markets. Our concentration in this industry (two of the Fund’s nine positions) is based on the insight that branded consumer products, and beverages in particular, are better businesses in emerging and frontier markets than they are in developed markets like the U.S. and Europe. Emerging markets typically have more fragmented and informal retail which makes superior execution in the route to market an important and sustainable competitive advantage that typically accrues to the market leader. Evidence of this can be seen below in the 2023 operating margins and the pre-tax returns on tangible capital of the three largest public developed and emerging market Coca-Cola bottlers. We compare pre-tax return on tangible capital9 instead of return on capital to adjust for the impact of acquisitions and different tax regimes, which isolates the comparison of the underlying businesses. Emerging market bottlers do better on all metrics. Since May 200610, an equally weighted portfolio of the six bottlers below has compounded at 13% annually, which is comfortably ahead of both the S&P 500 and shares of The Coca-Cola Company. Note this return is similar to the average return on capital today for emerging and developed bottlers of 16% and 14%, respectively. Additionally, emerging markets usually have young and growing populations with rapidly expanding middle classes that drive increases in per capita consumption of many consumer products. This growth tailwind provides a runway for emerging market bottlers to deploy incremental capital at these attractive rates of return. We lose no sleep avoiding industries with low returns on capital, even if it all but guarantees periods of relative underperformance to a benchmark. Passive indices in emerging markets typically have high concentrations of industries with low returns on capital, and we think Cook & Bynum’s disciplined investments in emerging markets have widely outperformed the MSCI Emerging Markets index partly because of our avoiding these industries.

		Operating	Pre-Tax Return on
		Margin	Tangible Capital
Emerging	Coca-Cola FEMSA	13.8%	47.4%
	Arca Continental	16.6%	45.0%
	Coca-Cola Icecek	14.3%	38.8%

Developed	Coca-Cola Consolidated	10.1%	38.1%
	Coca-Cola Europacific	13.2%	35.5%
	Coca-Cola HBC	10.5%	27.6%
_____________
[9]	Pre-tax return on tangible capital is the operating earnings of a company divided by the sum of its property, plant and equipment and net working capital.
[10]	May 2006 is when the last of these six bottlers went public.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Our inability to identify a margin of safety in U.S. investments has been a headwind to our relative performance in the last decade. U.S. equities have outperformed most asset classes over the past decade on the back of the technology industry. The U.S. is home to the world’s best and most dominant technology companies, and we have not been meaningfully exposed to the value creation at these companies11. The outperformance of these companies for such an extended period has created the highest valued enterprises in the history of the world. Apple became the first U.S. company to breach $1 trillion in market value in 2018, and today the S&P 500’s six largest companies are worth $3.0, $2.6, $2.0, $1.9, $1.8, and $1.2 trillion. Historically, the largest companies outperforming the index is unusual. As shown in the graph below, for the last seventy years the largest U.S. companies tend to underperform the broader market. We have and will continue to demand a margin of safety to put our capital at risk. Technology is not an industry that we avoid or de-emphasize. We have long admired the competitive moats built around today’s technology giants and their growth potential, but also acknowledge that competitive landscapes in technology do evolve more rapidly than in other sectors and regulatory risks continue to threaten the largest companies. In the quick and short-lived market selloff of 2020, these are the companies we looked to first and vigorously debated buying. We certainly made mistakes by not doing so given how their businesses have evolved. Today, we do not see a margin of safety in any large U.S. tech company though others may. We think some have sustainable competitive advantages and significant growth potential but also are exposed to constantly evolving regulatory, geopolitical, and competitive risks.

_____________
[11]	The Fund held a position in Microsoft from 2011 until 2018. The Fund has a small exposure to Apple via its position in Berkshire Hathaway initiated in 2011.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

Charlie Munger, In Memoriam

Cook & Bynum is always pursuing a better understanding of the world in service of those that have trusted us. Seeking truth and thinking clearly are lifelong endeavors, and that inquiry is a duty even if it is impossible. Our twenty-odd trips to California to learn from Charlie Munger have been critical to the way we perceive our environment and have fueled our passion for the liberal arts. Nearly every discipline has something to offer the attentive student. The human condition is complicated and difficult, and we are as subject to it as everyone we encounter. Incentives matter. Seek weak competition. Invert, always invert. We have also learned a lifetime of lessons from the special friends we have made amongst his. Friends are important. We owe a great debt to Charlie Munger.

At the end of the 2022 Berkshire Hathaway Annual Meeting, Charlie Munger concluded, “Warren, we would be crazy if we didn’t rather enjoy having come a considerable distance from small beginnings. And to do that in good company, it’s a favored life. We have been very fortunate.”

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage as we seek to minimize risk and to maximize long-term returns. We make concentrated investments when we believe that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when

The Cook & Bynum Fund	Shareholder Letter
March 31, 2024 (Unaudited)

required by relevant law or regulation in order to protect shareholders. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 12.5% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund	Manager Commentary
March 31, 2024 (Unaudited)

As of March 31, 2024 the audited net asset value (NAV) attributable to the 4,597,370 shares outstanding of The Cook & Bynum Fund (“Fund”) was $16.79 per share. This NAV compares with an audited NAV of $15.48 per share as of the Fund’s Annual Report dated September 30, 2023. Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.24

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	12.31%	10.26%	5.01%	3.72%	6.56%
MSCI ACWI Index Net(2)	23.22%	6.96%	10.92%	8.66%	10.25%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization index and is shown to compare the Fund’s performance to the global equity market performance among developed and developing markets. You cannot invest directly in an index.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

The Cook & Bynum Fund	Manager Commentary
March 31, 2024 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy. We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time. Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets. Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.24

The Cook & Bynum Fund	Manager Commentary
March 31, 2024 (Unaudited)

Portfolio Changes for the six months ended 3.31.24

New Holdings	Eliminations
None	Jumbo SA

Performance Contribution

The Fund generated a positive 9.56% return during the six months ended 3.31.2024. Arca Continental was the largest contributor to returns with a positive contribution of about 6% from price appreciation slightly ahead of the Mexican index and a stronger Mexican peso. Berkshire Hathaway contributed more than 3% to returns as shares largely kept up with the strong performance of U.S. markets. AB InBev, BIM, FEMSA, Jumbo, and Backus y Johnston also contributed positively to results while Coca-Cola Embonor, Gesco, and Liberty Latin America detracted from results.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 12.5% of its net assets invested in cash or cash equivalents (cash, deposit account, or U.S. Treasury Bills). There is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. They invest substantially all their investable net worth alongside our investors at CBCM and do not invest with outside managers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in 2019 and was characterized as a pandemic by the World Health

The Cook & Bynum Fund	Manager Commentary
March 31, 2024 (Unaudited)

Organization in 2020. The World Health Organization ended the COVID-19 crisis as a public health emergency of international concern on May 5, 2023. While restrictions designed to prevent the spread of COVID-19 have been lifted recently, the impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may continue to exacerbate other pre-existing political, social, and economic risks in certain countries or globally. Any continuing effects of the COVID-19 outbreak, or the effects of future outbreaks of infectious disease, cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2024 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2023 through March 31, 2024.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2024 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/23 to	Expense
	10/1/23	3/31/24	3/31/24(1)	Ratio
Actual Fund Return	$1,000.00	$1,095.60	$7.81	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2024 (Unaudited)

Description	Shares	Value
COMMON STOCKS – 78.3%

Breweries – 14.2%
Anheuser-Busch InBev SA/NV – ADR	128,304	$7,798,317
Union de Cervecerias Peruanas
Backus y Johnston SAA	500,000	3,158,857
		10,957,174

Conglomerates – 17.4%
Berkshire Hathaway, Inc. – Class B(a)	32,013	13,462,106

Consumer Staples –
Merchandise Retail – 2.1%
BIM Birlesik Magazalar AS	149,000	1,619,941

Industrial Machinery &
Supplies & Components – 0.6%
Gesco SE	26,532	499,491

Retail – Convenience Stores – 9.2%
Fomento Economico
Mexicano SAB de CV – ADR	54,513	7,101,409

Soft Drink Bottling
and Distribution – 28.1%(b)
Arca Continental SAB de CV(c)	1,986,195	21,712,004

Wired and Wireless
Telecommunications Carriers – 6.7%
Liberty Latin America Ltd. – Class C(a)	654,782	4,576,926
Liberty Latin America Ltd. – Class A(a)	81,841	570,432
		5,147,358
TOTAL COMMON STOCKS
(Cost $44,260,430)		60,499,483

PREFERRED STOCKS – 9.3%

Soft Drink Bottling and Distribution – 9.3%
Coca-Cola Embonor SA, Class B	5,301,259	7,159,462
TOTAL PREFERRED STOCKS
(Cost $10,125,461)		7,159,462

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2024 (Unaudited)

Description	Par	Value
SHORT-TERM INVESTMENTS – 11.9%

U.S. Treasury Bills – 11.9%
5.25%, 04/02/2024(a)(d)	$9,201,000	$9,199,667
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,199,675)		9,199,667

TOTAL INVESTMENTS – 99.5%
(Cost $63,585,566)		76,858,612
Money Market Deposit Account – 0.6%(e)		427,642
Liabilities in Excess of Other Assets – (0.1)%		(79,150)
TOTAL NET ASSETS – 100.0%		$77,207,104

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonime/Naamloze Vennootschap
SAA – Sociedad Anomina Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

(a)	Non-income producing security.
(b)	As of March 31, 2024, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	The rate shown is the effective yield.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2024 was 3.27%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2024 (Unaudited)

ASSETS:
Investments, at value (cost $63,585,566)	$76,858,612
Cash	427,642
Dividends and interest receivable	10,831
Prepaid expenses	22,049
Total Assets	77,319,134

LIABILITIES:
Accrued investment advisory fees, net of waiver	61,286
Accrued custody fees	6,991
Other payables and accrued expenses	43,753
Total Liabilities	112,030
NET ASSETS	$77,207,104

COMPOSITION OF NET ASSETS:
Paid-in capital	$65,147,030
Distributable earnings (accumulated deficit)	12,060,074
Net Assets	$77,207,104

Shares of common stock outstanding
(unlimited number of shares authorized)	4,597,370
Net Asset Value, Offering and
Redemption Price Per Share	$16.79

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of withholding tax of $61,926)	$387,938
Interest	230,254
Total Investment Income	618,192

EXPENSES:
Investment adviser fees	548,039
Fund accounting and administration fees	49,729
Transfer agent fees and expenses	33,298
Custody fees	19,630
Legal fees	16,646
Trustee fees	16,437
Federal and state registration fees	15,854
Service fees	15,556
Insurance fees	13,263
Auditing and tax fees	10,368
Chief compliance officer fees	6,039
Printing fees	4,387
Miscellaneous Expense	3,224
Total expenses before reimbursement	752,470
Less fees reimbursed by investment adviser (Note 4)	(204,431)
Net Expenses	548,039
Net Investment Income (Loss)	70,153

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	822,014
Foreign currency transactions	1,067
Total	823,081
Net change in unrealized appreciation/depreciation on:
Investment securities	6,069,933
Foreign currency translation	(340,748)
Total	5,729,185
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	6,552,266
Net Increase (Decrease) in
Net Asset from Operations	$6,622,419

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2024	September 30,
	(Unaudited)	2023
FROM OPERATIONS:
Net investment income (loss)	$70,153	$776,723
Net realized gain (loss) on investments
and foreign currency transactions	823,081	(76,553)
Net change in unrealized
appreciation/depreciation on investments
and foreign currency translation	5,729,185	15,229,347
Net Increase (Decrease) in
Net Assets from Operations	6,622,419	15,929,517

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(750,984)	(700,503)
Total distributions	(750,984)	(700,503)

CAPITAL SHARE TRANSACTIONS
(NOTE 7):
Proceeds from shares sold	2,865,507	6,151,182
Dividends reinvested	742,301	688,866
Value of shares redeemed	(1,828,338)	(3,129,255)
Net Increase (Decrease) Resulting
from Capital Transactions	1,779,470	3,710,793
Redemption fees	618	9,154
Net Increase (Decrease) in Net Assets	7,651,523	18,948,961
NET ASSETS:
Beginning of period	69,555,581	50,606,620
End of period	$77,207,104	$69,555,581

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2024
	(Unaudited)
Net Asset Value – Beginning of Period	$15.48
Income from Investment Operations
Net investment income (loss)(1)	0.02
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	1.46
Total Income (Loss) from Investment Operations	1.48

Distributions to Shareholders
Net investment income	(0.17)
Net realized gains	—
Total Distributions	(0.17)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$16.79

Total Return	9.56	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$77,207
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	2.05	%(4)
Net investment income (loss)
including reimbursement/waiver	0.19	%(4)
Net investment income (loss)
excluding reimbursement/waiver	-0.37	%(4)
Portfolio turnover rate	0	%(3)(5)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not Annualized.
(4)	Annualized.
(5)	Less than 0.5%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2023	2022	2021	2020	2019
$11.89	$12.98	$10.87	$14.11	$16.07

0.18	0.33	0.08	0.02	0.09

3.58	(1.13)	2.07	(3.16)	(0.43)
3.76	(0.80)	2.15	(3.14)	(0.34)

(0.17)	(0.29)	(0.04)	(0.10)	(0.03)
—	—	—	—	(1.59)
(0.17)	(0.29)	(0.04)	(0.10)	(1.62)

— (2)	— (2)	—	— (2)	— (2)
— (2)	— (2)	—	— (2)	— (2)
$15.48	$11.89	$12.98	$10.87	$14.11
31.71%	-6.39%	19.80%	-22.43%	-1.10%

$69,556	$50,607	$58,064	$62,962	$119,128

1.49%	1.49%	1.49%	1.49%	1.49%
2.08%	2.23%	2.20%	1.99%	1.90%

1.19%	2.54%	0.66%	0.17%	0.66%

0.61%	1.80%	-0.05%	-0.33%	0.25%
4%	0%	0%	8%	3%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation: Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy. When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities,

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Valuation Designee (as defined below) does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Valuation Designee (as defined below) determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or if the investment is not a security, by using the investment’s fair value, as determined in good faith by the Valuation Designee. Fair value of a security means the amount reasonably expected to be received upon its current sale. The Trust’s Pricing Policies and Procedures provide for the designation of the Adviser as “Valuation Designee” to perform certain responsibilities in accordance with Rule 2a-5 under the 1940 Act. The Valuation Designee performs fair value determinations and may obtain assistance from other service providers in fulfilling its duties. The Valuation Designee may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy. In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Common Stocks	$60,499,483	$—	$—	$60,499,483
Preferred Stocks	7,159,462	—	—	7,159,462
U.S. Treasury Bills	—	9,199,667	—	9,199,667
TOTAL	$67,658,945	$9,199,667	$—	$76,858,612

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the six months ended March 31, 2024. Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

E. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not generally subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2020.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates: The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

H. Share Valuation: The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading. The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$700,503	$1,280,548

Distribution in Excess	—	—
Total	$700,503	$1,280,548

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States. For the year ended September 30, 2023, there were no differences reclassified.

B. Tax Basis of Investments: As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$62,048,756
Gross unrealized appreciation	21,732,116
Gross unrealized depreciation	(14,188,254)
Net tax unrealized appreciation (depreciation)	7,543,862
Undistributed ordinary income	538,390
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(1,893,613)
Total distributable earnings (accumulated deficit)	$6,188,639

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

September 30, 2023, the Fund did not defer on a tax basis, any late-year ordinary loss. There were no post-October losses for the fiscal year ended September 30, 2023.

At September 30, 2023, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$199	$1,893,414	Unlimited

During the fiscal year ended September 30, 2023, the Fund utilized the following capital loss carryforward that was available as of September 30, 2022:

Short-Term	Long-Term
$—	$—

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement (“Management Agreement”), with the Adviser. The Management Agreement has been renewed through November 5, 2024. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2025, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Without this agreement, expenses for shares of the Fund

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of March 31, 2024, the Adviser may in the future recover fee reductions and expense reimbursements totaling $204,431, $381,321, $421,069 and $243,342 from the Fund. The Adviser may recover these amounts no later than March 31, 2027, and September 30th of 2026, 2025, and 2024, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

During the period ended March 31, 2024, the Fund had $234,980 of previously waived expenses expire.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. LINE OF CREDIT

The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. The LoC will mature, unless renewed, on October 23, 2024. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 8.50% at March 31, 2024. During the period the Fund did not borrow under this arrangement. The Fund has authorized the custodian to charge any of the accounts of the Fund for any missed payments. As of March 31, 2024, the Fund had no outstanding borrowings under this agreement.

6. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2024, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

year from acquisition) were $0 and $1,637,314, respectively. There were no purchases or sales of long-term U.S. Government securities for the period ended March 31, 2024.

7. SHARES OF BENEFICIAL INTEREST

On March 31, 2024, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the
	Six Months Ended	For the
	March 31, 2024	Year Ended
	(Unaudited)	September 30, 2023
Beginning Shares	4,492,034	4,254,867
Shares Sold	178,346	402,909
Shares Issued in Reinvestment
of Distributions	44,906	48,409
Total	4,715,286	4,706,185
Less Shares Redeemed	(117,916)	(214,151)
Ending Shares	4,597,370	4,492,034

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2024, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 79% of the Fund’s shares.

9. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund’s investments in foreign securities. As

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2024 (Unaudited)

of March 31, 2024, 70.2% of the Fund’s net assets were invested in foreign securities. For specific industry concentration, please reference the Schedule of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or disclosures were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2024 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-COBY or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2023, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2023, 59.33% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
March 31, 2024 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$223,674	$0.04979348	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”) reasonably designed to assess and manage the Fund’s liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board of Trustees (the “Board”) of the Cook & Bynum Funds Trust (the “Trust” or “Fund”) has appointed the Fair Valuation Committee of the Adviser to oversee the requirements of Rule 22e-4 and serve as the Liquidity Program Administrator (“LPA”) for the Fund’s Program.

The LPA is responsible for implementation and oversight of the Program, as well as quarterly and annual reporting to the Board. The Program requires that the LPA review the classification of each portfolio investment on at least a monthly basis in connection with reporting on Form N-PORT and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of the classifications of the Fund’s investments. The Program also establishes

The Cook & Bynum Fund	Additional Information
March 31, 2024 (Unaudited)

the Fund’s Highly Liquid Investment Minimum (“HLIM”) (the percentage of the Fund’s net assets that the Fund invests in highly liquid investments) as 50% of total net assets and states that the LPA should review the HLIM assigned to the Fund no less frequently than annually. The Program also states that, generally, the Fund may not acquire any illiquid investment if, immediately after the acquisition of a security, the Fund would have invested more than 15% of its net assets in illiquid investments. If the Fund holds more than 15% of its net assets in illiquid investments: (i) the LPA shall make a report of such an occurrence to the Board within 1 business day of the occurrence, with an explanation of the extent and causes of the occurrence and provide the Board with the LPA’s written plan to bring the Fund’s illiquid investments at or below 15% of net assets within a reasonable period of time and indicate that such decisions will be made in the best interests of shareholders; and (ii) if the proportion of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each 30-day period thereafter), the Board, including a majority of Trustees who are not interested persons of the Fund, shall meet in order to assess the Fund’s plan, that at a minimum addresses how the Fund will decrease its percentage of illiquid investments to at or below 15% of net assets within a reasonable period of time.

At a meeting of the Board held on November 7, 2023, the Board received and reviewed a report from the LPA pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended September 30, 2023. The report reflected that there were no significant liquidity events that impacted the Fund during the period. The report further noted that there were no material updates to the Program during the review period of September 30, 2022 through September 30, 2023, and the LPA confirmed the Program’s ongoing effectiveness.  The LPA also represented to the Board that it believed the Program continues to be reasonably designed to assess and manage the Trust’s liquidity risk and has operated effectively in implementing the requirements of the Liquidity Rule with respect to the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Cook & Bynum Fund	Additional Information
March 31, 2024 (Unaudited)

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth on the following page. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

Trustees and Officers

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Interested Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
David A.	Trustee	Mr. Hobbs	From May 2010 to September	1	None
Hobbs**		has served	2021, Mr. Hobbs served as a
Year of		as a Trustee	Principal and President of
Birth: 1977		of the Trust	CBCM. Effective August 2021,
		since August	Mr. Hobbs has served as
		2021.	Chief Financial Officer and
Chief Investment Officer
of EBSCO Industries, Inc.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2024 (Unaudited)

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn is a retired	1	Director,
Ogburn		has served	investment banker, a		Crawford &
Year of		as a Trustee	corporate director, and a		Company
Birth: 1955		of the Trust	community volunteer.
		since May	He has served as director
		2010.	of Crawford & Company
(chair of Compensation
Committee) since
January 1, 2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm of
Year of		as a Trustee	Bainbridge, Mims, Rogers &
Birth: 1958		of the Trust	Smith LLP since January 1990.
since May
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	Director of
Carson		has served	Managing Director of The		Rollins, Inc.
Year of		as a Trustee	Ansley Capital Group LLC
Birth: 1949		of the Trust	since 1999. Mr. Carson has
		since April	been a Principal of both
		2014.	Ansley Securities LLC
(broker-dealer) and Don
Carson Associates LLC
(a financial advisory services
firm) since 1999 and 2013,
respectively.

*	Unless otherwise indicated, the address of each Trustee of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information
March 31, 2024 (Unaudited)

Name,	Term of
Year of	Position(s)	Office and
Birth &	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served+	During Past 5 Years
Officers
Enrico G.	Treasurer	Mr. Camata	Mr. Camata joined CBCM in 2016 as a
Camata	and	has served	Security Analyst.
Year of	Principal	as Treasurer
Birth: 1994	Financial	and Principal
	Officer	Financial
Officer of the
Trust since
August 2021.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	serves as
Year of	Compliance	Secretary, Chief
Birth: 1983	Officer, and	Compliance
	Anti- Money	Officer, and
	Laundering	Anti-Money
	Officer	Laundering
Officer of the
Trust as of
January 2020.

*	Unless otherwise indicated, the address of each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2024

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*  /s/ Richard Cook
Richard P. Cook,
President (Principal Executive Officer)

Date   5/31/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Richard Cook
Richard P. Cook,
President (Principal Executive Officer)

Date   5/31/24

By (Signature and Title)*  /s/ Enrico G. Camata
Enrico G. Camata,
Treasurer (Principal Financial Officer)

Date   5/31/24